EXHIBIT 99.1

StoneX Group Inc. Reports Fiscal 2024 Third Quarter Financial Results

Quarterly Operating Revenues of $913.7 million, up 18%
Record Net Operating Revenues of $468.5 million, up 7%
Quarterly Net Income of $61.9 million, ROE of 15.7%
Quarterly Diluted EPS of $1.88 per share, down 13%

New York, NY – August 6, 2024 – StoneX Group Inc. (the “Company”; NASDAQ: SNEX), a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise, today announced its financial results for the fiscal year 2024 third quarter ended June 30, 2024.
Sean M. O’Connor, the Company’s CEO, stated, “We achieved record net operating revenues this quarter as we experienced continued strong client engagement with increased volumes across nearly all of our operating segments and products despite low volatility and difficult trading conditions. For the fiscal third quarter, net income was $61.9 million, an 11% decline versus a strong prior year quarter with diluted EPS of $1.88, representing a 15.7% return on equity for the quarter and 16.0% for the trailing twelve months, exceeding our 15% targeted ROE. We believe our expanding global footprint and diversified product offering positions us to deliver superior service to our clients and returns to our shareholders and are well poised to benefit from increased volatility and better trading conditions.”

StoneX Group Inc. Summary Financials
Consolidated financial statements for the Company will be included in our Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission (the “SEC”). Upon filing, the Quarterly Report on Form 10-Q will also be made available on the Company’s website at www.stonex.com.

	Three Months Ended June 30,			Nine Months Ended June 30,
(Unaudited) (in millions, except share and per share amounts)	2024	2023	% Change	2024	2023	% Change
Revenues:
Sales of physical commodities	$26,196.2	$14,319.2	83%	$66,339.0	$42,228.8	57%
Principal gains, net	305.6	300.0	2%	881.2	810.8	9%
Commission and clearing fees	143.0	126.8	13%	408.9	375.5	9%
Consulting, management, and account fees	45.3	39.2	16%	124.0	119.7	4%
Interest income	379.6	262.7	44%	995.7	685.7	45%
Total revenues	27,069.7	15,047.9	80%	68,748.8	44,220.5	55%
Cost of sales of physical commodities	26,156.0	14,271.0	83%	66,232.7	42,084.4	57%
Operating revenues	913.7	776.9	18%	2,516.1	2,136.1	18%
Transaction-based clearing expenses	81.0	66.7	21%	233.8	203.2	15%
Introducing broker commissions	43.1	43.4	(1)%	124.2	122.4	1%
Interest expense	297.0	216.0	38%	792.2	549.0	44%
Interest expense on corporate funding	24.1	14.9	62%	53.5	44.2	21%
Net operating revenues	468.5	435.9	7%	1,312.4	1,217.3	8%
Compensation and other expenses:
Variable compensation and benefits	140.6	130.5	8%	386.2	370.8	4%
Fixed compensation and benefits	116.9	96.1	22%	323.8	287.3	13%
Trading systems and market information	20.1	19.4	4%	58.2	54.9	6%
Professional fees	20.0	13.9	44%	55.0	41.1	34%
Non-trading technology and support	18.7	13.7	36%	53.6	44.7	20%
Occupancy and equipment rental	13.5	10.0	35%	34.8	29.5	18%
Selling and marketing	12.8	13.7	(7)%	40.1	40.8	(2)%
Travel and business development	6.9	6.2	11%	21.1	17.7	19%
Communications	1.9	2.4	(21)%	6.4	6.7	(4)%
Depreciation and amortization	12.3	13.8	(11)%	35.8	39.6	(10)%
Bad debts, net of recoveries	0.5	6.3	(92)%	(0.2)	10.0	n/m
Other	18.1	15.4	18%	50.3	50.1	—%
Total compensation and other expenses	382.3	341.4	12%	1,065.1	993.2	7%
Gain on acquisition and other gain	1.8	—	n/m	8.7	23.5	(63)%
Income before tax	88.0	94.5	(7)%	256.0	247.6	3%
Income tax expense	26.1	25.0	4%	71.9	59.8	20%
Net income	$61.9	$69.5	(11)%	$184.1	$187.8	(2)%
Earnings per share:(1)
Basic	$1.95	$2.24	(13)%	$5.83	$6.09	(4)%
Diluted	$1.88	$2.17	(13)%	$5.64	$5.88	(4)%
Weighted-average number of common shares outstanding:(1)
Basic	30,643,270	30,060,251	2%	30,449,286	29,870,136	2%
Diluted	31,743,032	30,981,451	2%	31,487,370	30,867,473	2%

Return on equity (“ROE”)(2)	15.7%	21.6%		16.4%	20.9%
ROE on tangible book value(2)	16.5%	23.1%		17.4%	22.5%
n/m = not meaningful to present as a percentage

(1)
On November 24, 2023, the Company effected a three-for-two stock dividend to stockholders of record as of November 17, 2023. The stock split increased the number of shares of common stock outstanding. All share and per share amounts have been retroactively adjusted for the stock split.

(2)	The Company calculates ROE on stated book value based on net income divided by average stockholders’ equity. For the calculation of ROE on tangible book value, the amount of goodwill and intangibles, net is excluded from stockholders’ equity.

The following table presents our consolidated operating revenues by segment for the periods indicated.

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2024	2023	% Change	2024	2023	% Change
Segment operating revenues represented by:
Commercial	$262.2	$252.7	4%	$661.1	$655.2	1%
Institutional	508.9	381.1	34%	1,408.0	1,087.1	30%
Retail	96.2	91.5	5%	290.7	240.6	21%
Payments	51.1	53.2	(4)%	161.0	158.4	2%
Corporate	8.3	8.6	(3)%	31.9	23.9	33%
Eliminations	(13.0)	(10.2)	27%	(36.6)	(29.1)	26%
Operating revenues	$913.7	$776.9	18%	$2,516.1	$2,136.1	18%
The following table presents our consolidated income by segment for the periods indicated.

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2024	2023	% Change	2024	2023	% Change
Segment income represented by:
Commercial	$125.7	$117.0	7%	$298.5	$302.7	(1)%
Institutional	62.2	45.1	38%	188.7	162.9	16%
Retail	27.6	17.2	60%	89.5	17.8	n/m
Payments	28.2	28.6	(1)%	87.8	76.8	14%
Total segment income	$243.7	$207.9	17%	$664.5	$560.2	19%
Reconciliation of segment income to income before tax:
Segment income	$243.7	$207.9	17%	$664.5	$560.2	19%
Net operating revenues (loss) within Corporate (1)	(26.9)	(14.1)	91%	(55.3)	(47.0)	18%
Overhead costs and expenses	(128.8)	(99.3)	30%	(353.2)	(289.1)	22%
Gain on acquisition	—	—	—%	—	23.5	(100)%
Income before tax	$88.0	$94.5	(7)%	$256.0	$247.6	3%

(1)	Includes interest expense on corporate funding.
Key Operating Metrics
The tables below present operating revenues disaggregated across the key products we provide to our clients and select operating data and metrics used by management in evaluating our performance, for the periods indicated.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2024	2023	% Change	2024	2023	% Change
Operating Revenues (in millions):
Listed derivatives	$130.5	$107.6	21%	$351.4	$317.9	11%
Over-the-counter (“OTC”) derivatives	66.2	71.9	(8)%	163.7	172.3	(5)%
Securities	374.0	272.4	37%	1,030.9	755.7	36%
FX / Contracts for difference (“CFD”) contracts	76.5	72.1	6%	231.4	182.7	27%
Payments	50.0	52.7	(5)%	157.8	155.4	2%
Physical contracts	67.3	81.0	(17)%	164.6	194.8	(16)%
Interest / fees earned on client balances	115.9	92.2	26%	318.5	281.8	13%
Other	38.0	28.6	33%	102.5	80.7	27%
Corporate	8.3	8.6	(3)%	31.9	23.9	33%
Eliminations	(13.0)	(10.2)	27%	(36.6)	(29.1)	26%
	$913.7	$776.9	18%	$2,516.1	$2,136.1	18%
Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	52,736	39,044	35%	157,299	120,831	30%
Listed derivatives, average rate per contract (1)	$2.39	$2.62	(9)%	$2.13	$2.47	(14)%
Average client equity - listed derivatives (millions)	$5,957	$6,459	(8)%	$6,063	$7,301	(17)%
OTC derivatives (contracts, 000’s)	959	1,063	(10)%	2,584	2,638	(2)%
OTC derivatives, average rate per contract	$69.03	$67.75	2%	$63.53	$65.73	(3)%
Securities average daily volume (“ADV”) (millions)	$7,358	$5,378	37%	$7,013	$5,121	37%
Securities rate per million (“RPM”) (2)	$239	$262	(9)%	$256	$314	(18)%
Average money market / FDIC sweep client balances (millions)	$968	$1,269	(24)%	$1,025	$1,393	(26)%
FX / CFD contracts ADV (millions)	$10,861	$10,513	3%	$10,744	$12,278	(12)%
FX / CFD contracts RPM	$111	$107	4%	$113	$79	43%
Payments ADV (millions)	$69	$65	6%	$69	$68	1%
Payments RPM	$11,264	$12,907	(13)%	$12,053	$12,049	—%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, as well as cash and voice brokerage revenues are excluded from the calculation of listed derivatives, average rate per contract.
(2)	Interest expense associated with our fixed income activities is deducted from operating revenues in the calculation of Securities RPM while interest income related to securities lending is excluded.

Interest expense

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2024	2023	% Change	2024	2023	% Change
Interest expense attributable to:
Trading activities:
Institutional dealer in fixed income securities	$229.1	$156.4	46%	$599.2	$372.1	61%
Securities borrowing	16.6	11.4	46%	45.2	27.6	64%
Client balances on deposit	31.7	34.0	(7)%	99.4	107.7	(8)%
Short-term financing facilities of subsidiaries and other direct interest of operating segments	19.6	14.2	38%	48.4	41.6	16%
	297.0	216.0	38%	792.2	549.0	44%
Corporate funding	24.1	14.9	62%	53.5	44.2	21%
Total interest expense	$321.1	$230.9	39%	$845.7	$593.2	43%
The increase in interest expense attributable to corporate funding was principally due to incremental interest from the March 1, 2024 issuance of our 7.875% Senior Secured Notes due 2031 (the “Notes due 2031”), partially offset by lower average borrowings on our revolving credit facility. While funds from the issuance of the Notes due 2031 were used to redeem the 8.625% Senior Secured Notes due 2025 (the “Notes due 2025”), the redemption did not occur until June 17, 2024, in order to redeem those notes at par. Upon completion of the redemption of the Notes due 2025, we recognized a $3.7 million loss on the extinguishment of debt related to the write-off of unamortized original issue discount and deferred financing costs, which we have classified as a component of ‘Interest expense on corporate funding’.
Variable vs. Fixed Expenses
The table below sets forth our variable expenses and non-variable expenses as a percentage of total non-interest expenses for the periods indicated.

	Three Months Ended June 30,				Nine Months Ended June 30,
(in millions)	2024	% of Total	2023	% of Total	2024	% of Total	2023	% of Total
Variable compensation and benefits	$140.6	28%	$130.5	29%	$386.2	27%	$370.8	28%
Transaction-based clearing expenses	81.0	16%	66.7	15%	233.8	16%	203.2	15%
Introducing broker commissions	43.1	8%	43.4	10%	124.2	9%	122.4	9%
Total variable expenses	264.7	52%	240.6	54%	744.2	52%	696.4	52%
Fixed compensation and benefits	116.9	23%	96.1	21%	323.8	23%	287.3	22%
Other fixed expenses	124.3	25%	108.5	24%	355.3	25%	325.1	25%
Bad debts, net of recoveries	0.5	—%	6.3	1%	(0.2)	—%	10.0	1%
Total non-variable expenses	241.7	48%	210.9	46%	678.9	48%	622.4	48%
Total non-interest expenses	$506.4	100%	$451.5	100%	$1,423.1	100%	$1,318.8	100%

Impact of the Gain on Acquisition and Related Amortization
The Company acquired CDI-Societe Cotonniere De Distribution S.A (“CDI”) effective October 31, 2022. The results of the nine months ended June 30, 2023 include a non-taxable gain of $23.5 million related to the acquisition. The results of the three and nine months ended June 30, 2024 and 2023 include amortization expense related to identified intangible assets from this acquisition.
The Company acquired Gain Capital Holdings, Inc. effective August 1, 2020. The results of the three and nine months ended June 30, 2024 and 2023 include amortization expense related to identified intangible assets from this acquisition.
When evaluating acquisitions, management considers the gain on acquisition and the amortization expense related to the intangible assets identified and recorded as part of these acquisitions.
The following table presents income before tax, income tax expense, and net income as reported in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The table also presents adjusted income before tax, adjusted income tax expense, and adjusted net income, which are non-GAAP financial measures. The “adjusted” non-GAAP financial measures reflect each item after removing the impact of the gain on acquisition and the related amortization expense of the intangible assets for the three and nine months ended June 30, 2024 and 2023, respectively. Management believes that presenting our results excluding the gain on acquisition and the amortization expense related to the intangible assets identified and recorded as part of these acquisitions is meaningful, as it increases the comparability of period-to-period results.

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2024	2023	% Change	2024	2023	% Change
As reported, GAAP:
Income before tax	$88.0	$94.5	(7)%	$256.0	$247.6	3%
Income tax expense	26.1	25.0	4%	71.9	59.8	20%
Net income	$61.9	$69.5	(11)%	$184.1	$187.8	(2)%
Return on equity	15.7%	21.6%		16.4%	20.9%

Adjusted (non-GAAP) (1)
Adjusted income before tax	$89.3	$97.6	(9)%	$259.8	$233.2	11%
Adjusted income tax expense	26.5	25.8	3%	73.0	62.3	17%
Adjusted net income	$62.8	$71.8	(13)%	$186.8	$170.9	9%
Adjusted return on equity	15.9%	22.3%		16.7%	19.0%

(1)
Adjusted income before tax, adjusted income tax expense, adjusted net income, and adjusted return on equity are non-GAAP financial measures. A reconciliation between the GAAP and non-GAAP amounts listed above is provided in Appendix A.

Segment Information
Segment income is calculated as net contribution less non-variable direct segment costs. These non-variable direct expenses include trader base compensation and benefits, operational charges, trading systems and market information, professional fees, travel and business development, communications, bad debts, trade errors and direct marketing expenses.
Segment income is used by our chief operating decision maker (“CODM”) as the primary measure of segment profit or loss in the evaluation for each of our operating segments. During the three months ended December 31, 2023, we revised our method of allocating certain overhead costs to our operating segments, and, beginning in the three months ended December 31, 2023, the CODM also uses ‘Segment income, less allocation of overhead costs’ as an additional segment measure of our segments’ financial performance. The allocation of overhead costs to operating segments includes the costs associated with compliance, technology, and credit and risk costs. The share of allocated costs is based on resources consumed by the relevant businesses. In addition, the allocation of human resources and occupancy costs is principally based on employee costs within the relevant businesses. The measure of segment profit or loss most consistent with the corresponding amounts in the consolidated financial statements is segment income.
In the accompanying segment tables, ‘Allocation of overhead costs’ has been added beneath ‘Segment income’, which reconciles the segment income measure to the segment income, less allocation of overhead costs measure for the three and nine months ended June 30, 2024.

Segment Results
Our business activities are managed through four operating segments, including Commercial, Institutional, Retail and Payments.
The tables below present the financial performance, a disaggregation of operating revenues, and select operating data and metrics used by management in evaluating the performance of our segments, for the periods indicated. Additional information on the performance of our segments will be included in our Quarterly Report on Form 10-Q to be filed with the SEC.
Commercial

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2024	2023	% Change	2024	2023	% Change
Revenues:
Sales of physical commodities	$26,186.1	$14,240.1	84%	$66,305.6	$41,668.8	59%
Principal gains, net	113.7	109.5	4%	264.5	254.1	4%
Commission and clearing fees	52.3	50.0	5%	143.6	133.3	8%
Consulting, management and account fees	7.1	6.9	3%	20.0	19.8	1%
Interest income	51.1	38.0	34%	133.7	112.7	19%
Total revenues	26,410.3	14,444.5	83%	66,867.4	42,188.7	58%
Cost of sales of physical commodities	26,148.1	14,191.8	84%	66,206.3	41,533.5	59%
Operating revenues	262.2	252.7	4%	661.1	655.2	1%
Transaction-based clearing expenses	19.0	16.3	17%	51.7	44.1	17%
Introducing broker commissions	11.7	12.0	(3)%	33.0	29.4	12%
Interest expense	11.0	10.8	2%	28.3	30.3	(7)%
Net operating revenues	220.5	213.6	3%	548.1	551.4	(1)%
Variable direct compensation and benefits	51.8	56.7	(9)%	133.7	137.9	(3)%
Net contribution	168.7	156.9	8%	414.4	413.5	—%
Fixed compensation and benefits	19.5	16.0	22%	51.5	46.0	12%
Other fixed expenses	23.5	18.9	24%	71.3	56.9	25%
Bad debts, net of recoveries	—	5.0	(100)%	—	7.9	(100)%
Non-variable direct expenses	43.0	39.9	8%	122.8	110.8	11%
Other gain	—	—	n/m	6.9	—	n/m
Segment income	125.7	117.0	7%	298.5	302.7	(1)%
Allocation of overhead costs (1)	8.9	—	—	26.6	—	—
Segment income, less allocation of overhead costs	$116.8	$117.0	n/m	$271.9	$302.7	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three and nine months ended June 30, 2024. These allocations will be provided on an ongoing basis but have not been calculated for comparable periods.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2024	2023	% Change	2024	2023	% Change
Operating Revenues (in millions):
Listed derivatives	$78.6	$62.2	26%	$197.1	$177.0	11%
OTC derivatives	66.2	71.9	(8)%	163.7	172.3	(5)%
Physical contracts	65.3	77.0	(15)%	159.8	182.6	(12)%
Interest / fees earned on client balances	45.2	35.0	29%	120.5	104.5	15%
Other	6.9	6.6	5%	20.0	18.8	6%
	$262.2	$252.7	4%	$661.1	$655.2	1%

Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	10,547	9,021	17%	29,704	25,532	16%
Listed derivatives, average rate per contract (1)	$7.21	$6.58	10%	$6.39	$6.62	(3)%
Average client equity - listed derivatives (millions)	$1,751	$1,815	(4)%	$1,712	$1,974	(13)%
Over-the-counter (“OTC”) derivatives (contracts, 000’s)	959	1,063	(10)%	2,584	2,638	(2)%
OTC derivatives, average rate per contract	$69.03	$67.75	2%	$63.53	$65.73	(3)%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, as well as cash and voice brokerage revenues are excluded from the calculation of listed derivatives, average rate per contract.

Institutional

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2024	2023	% Change	2024	2023	% Change
Revenues:
Sales of physical commodities	$—	$—	—%	$—	$—	—%
Principal gains, net	89.2	82.8	8%	290.0	273.1	6%
Commission and clearing fees	77.6	63.6	22%	225.7	204.0	11%
Consulting, management and account fees	21.0	18.4	14%	56.0	54.0	4%
Interest income	321.1	216.3	48%	836.3	556.0	50%
Total revenues	508.9	381.1	34%	1,408.0	1,087.1	30%
Cost of sales of physical commodities	—	—	—%	—	—	—%
Operating revenues	508.9	381.1	34%	1,408.0	1,087.1	30%
Transaction-based clearing expenses	57.3	45.8	25%	166.2	141.1	18%
Introducing broker commissions	8.6	9.1	(5)%	24.3	27.8	(13)%
Interest expense	285.3	205.9	39%	761.4	516.8	47%
Net operating revenues	157.7	120.3	31%	456.1	401.4	14%
Variable direct compensation and benefits	52.9	38.6	37%	148.6	135.8	9%
Net contribution	104.8	81.7	28%	307.5	265.6	16%
Fixed compensation and benefits	19.6	15.4	27%	56.4	44.2	28%
Other fixed expenses	23.0	21.4	7%	64.2	58.7	9%
Bad debts, net of recoveries	—	(0.2)	(100)%	(1.8)	(0.2)	n/m
Non-variable direct expenses	42.6	36.6	16%	118.8	102.7	16%
Segment income	62.2	45.1	38%	$188.7	$162.9	16%
Allocation of overhead costs (1)	13.1	—	—	39.2	—	—
Segment income, less allocation of overhead costs	$49.1	$45.1	n/m	$149.5	$162.9	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three and nine months ended June 30, 2024. These allocations will be provided on an ongoing basis but have not been calculated for comparable periods.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2024	2023	% Change	2024	2023	% Change
Operating Revenues (in millions):
Listed derivatives	$51.9	$45.4	14%	$154.3	$140.9	10%
Securities	348.6	249.0	40%	957.1	688.8	39%
FX contracts	9.1	9.5	(4)%	24.7	28.0	(12)%
Interest / fees earned on client balances	70.1	56.5	24%	196.0	175.0	12%
Other	29.2	20.7	41%	75.9	54.4	40%
	$508.9	$381.1	34%	$1,408.0	$1,087.1	30%

Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	42,188	30,023	41%	127,595	95,299	34%
Listed derivatives, average rate per contract (1)	$1.18	$1.43	(17)%	$1.14	$1.36	(16)%
Average client equity - listed derivatives (millions)	$4,206	$4,645	(9)%	$4,352	$5,327	(18)%
Securities ADV (millions)	$7,358	$5,378	37%	$7,013	$5,121	37%
Securities RPM (2)	$239	$262	(9)%	$256	$314	(18)%
Average money market / FDIC sweep client balances (millions)	$968	$1,269	(24)%	$1,025	$1,393	(26)%
FX contracts ADV (millions)	$3,958	$3,612	10%	$3,997	$4,520	(12)%
FX contracts RPM	$40	$42	(5)%	$35	$33	6%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, revenues are excluded from the calculation of listed derivatives, average rate per contract.
(2)	Interest expense associated with our fixed income activities is deducted from operating revenues in the calculation of Securities RPM, while interest income related to securities lending is excluded.

Retail

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2024	2023	% Change	2024	2023	% Change
Revenues:
Sales of physical commodities	$10.1	$79.1	(87)%	$33.4	$560.0	(94)%
Principal gains, net	56.9	59.8	(5)%	174.3	134.9	29%
Commission and clearing fees	12.2	12.0	2%	37.1	34.6	7%
Consulting, management and account fees	14.9	13.1	14%	42.9	40.7	5%
Interest income	10.0	6.7	49%	29.4	21.3	38%
Total revenues	104.1	170.7	(39)%	317.1	791.5	(60)%
Cost of sales of physical commodities	7.9	79.2	(90)%	26.4	550.9	(95)%
Operating revenues	96.2	91.5	5%	290.7	240.6	21%
Transaction-based clearing expenses	3.2	3.1	3%	10.2	13.1	(22)%
Introducing broker commissions	22.0	21.7	1%	64.8	63.6	2%
Interest expense	2.5	1.6	56%	5.9	4.1	44%
Net operating revenues	68.5	65.1	5%	209.8	159.8	31%
Variable direct compensation and benefits	4.8	4.8	—%	13.6	11.9	14%
Net contribution	63.7	60.3	6%	196.2	147.9	33%
Fixed compensation and benefits	11.4	13.1	(13)%	33.0	37.3	(12)%
Other fixed expenses	26.0	28.5	(9)%	74.9	90.5	(17)%
Bad debts, net of recoveries	0.5	1.5	(67)%	0.6	2.3	(74)%
Non-variable direct expenses	37.9	43.1	(12)%	108.5	130.1	(17)%
Other gain	1.8	—	n/m	1.8	—	n/m
Segment income	27.6	17.2	60%	89.5	17.8	n/m
Allocation of overhead costs (1)	11.9	—	—	35.4	—	—
Segment income, less allocation of overhead costs	$15.7	$17.2	n/m	$54.1	$17.8	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three and nine months ended June 30, 2024. These allocations will be provided on an ongoing basis but have not been calculated for comparable periods.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2024	2023	% Change	2024	2023	% Change
Operating Revenues (in millions):
Securities	$25.4	$23.4	9%	$73.8	$66.9	10%
FX / CFD contracts	67.4	62.6	8%	206.7	154.7	34%
Physical contracts	2.0	4.0	(50)%	4.8	12.2	(61)%
Interest / fees earned on client balances	0.6	0.7	(14)%	2.0	2.3	(13)%
Other	0.8	0.8	—%	3.4	4.5	(24)%
	$96.2	$91.5	5%	$290.7	$240.6	21%

Volumes and Other Select Data:
FX / CFD contracts ADV (millions)	$6,904	$6,901	—%	$6,746	$7,758	(13)%
FX / CFD contracts RPM	$152	$141	8%	$160	$105	52%

Payments

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2024	2023	% Change	2024	2023	% Change
Revenues:
Sales of physical commodities	$—	$—	—%	$—	$—	—%
Principal gains, net	47.5	50.5	(6)%	151.5	149.8	1%
Commission and clearing fees	1.5	1.6	(6)%	4.4	5.0	(12)%
Consulting, management, account fees	1.7	0.7	143%	3.4	2.5	36%
Interest income	0.4	0.4	—%	1.7	1.1	55%
Total revenues	51.1	53.2	(4)%	161.0	158.4	2%
Cost of sales of physical commodities	—	—	—%	—	—	—%
Operating revenues	51.1	53.2	(4)%	161.0	158.4	2%
Transaction-based clearing expenses	1.6	1.5	7%	5.1	4.9	4%
Introducing broker commissions	0.8	0.6	33%	2.1	1.6	31%
Interest expense	—	0.1	(100)%	0.1	0.2	(50)%
Net operating revenues	48.7	51.0	(5)%	153.7	151.7	1%
Variable compensation and benefits	8.6	9.1	(5)%	28.7	29.6	(3)%
Net contribution	40.1	41.9	(4)%	125.0	122.1	2%
Fixed compensation and benefits	7.0	8.1	(14)%	21.6	31.2	(31)%
Other fixed expenses	4.9	5.2	(6)%	14.6	14.1	4%
Bad debts	—	—	—%	1.0	—	n/m
Total non-variable direct expenses	11.9	13.3	(11)%	37.2	45.3	(18)%
Segment income	28.2	28.6	(1)%	87.8	76.8	14%
Allocation of overhead costs (1)	5.3	—	—	15.6	—	—
Segment income, less allocation of overhead costs	$22.9	$28.6	n/m	$72.2	$76.8	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three and nine months ended June 30, 2024. These allocations will be provided on an ongoing basis but have not been calculated for comparable periods.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2024	2023	% Change	2024	2023	% Change
Operating Revenues (in millions):
Payments	$50.0	$52.7	(5)%	$157.8	$155.4	2%
Other	1.1	0.5	120%	3.2	3.0	7%
	$51.1	$53.2	(4)%	$161.0	$158.4	2%

Volumes and Other Select Data:
Payments ADV (millions)	$69	$65	6%	$69	$68	1%
Payments RPM	$11,264	$12,907	(13)%	$12,053	$12,049	—%

Overhead Costs and Expenses
We incur overhead costs and expenses, including certain shared services such as information technology, accounting and treasury, credit and risk, legal and compliance, and human resources and other activities. The following table provides information regarding overhead costs and expenses.
In addition, for the three and nine months ended June 30, 2024, the table provides information regarding the allocation of a portion of these costs to the aforementioned operating segments. The allocation of overhead costs to operating segments includes costs associated with compliance, technology, and credit and risk costs. The share of allocated costs is based on resources consumed by the relevant businesses. In addition, the allocation of human resources and occupancy costs is principally based on employee costs within the relevant businesses.

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2024	2023	% Change	2024	2023	% Change
Compensation and benefits:
Variable compensation and benefits	$21.1	$19.9	6%	$56.9	$51.4	11%
Fixed compensation and benefits	52.5	37.1	42%	141.8	110.7	28%
	73.6	57.0	29%	198.7	162.1	23%
Other expenses:
Occupancy and equipment rental	13.1	9.8	34%	33.5	29.0	16%
Non-trading technology and support	14.3	9.7	47%	40.9	30.6	34%
Professional fees	8.1	5.6	45%	23.9	18.1	32%
Depreciation and amortization	6.1	5.7	7%	17.7	17.1	4%
Communications	1.3	1.8	(28)%	4.5	4.9	(8)%
Selling and marketing	0.4	0.8	(50)%	6.0	2.8	114%
Trading systems and market information	2.5	1.9	32%	5.7	5.6	2%
Travel and business development	2.5	1.4	79%	6.3	4.0	58%
Other	6.9	5.6	23%	16.0	14.9	7%
	55.2	42.3	30%	154.5	127.0	22%
Overhead costs and expenses	128.8	99.3	30%	353.2	289.1	22%
Allocation of overhead costs (1)	(39.2)	—	—	(116.8)	—	—
Overhead costs and expense, net of allocation to operating segments	$89.6	$99.3	n/m	$236.4	$289.1	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three and nine months ended June 30, 2024. These allocations will be provided on an ongoing basis but have not been calculated for comparable periods.

Balance Sheet Summary
The following table below provides a summary of asset, liability and stockholders’ equity information for the periods indicated.

(Unaudited) (in millions, except for share and per share amounts)	June 30, 2024	September 30, 2023
Summary asset information:
Cash and cash equivalents	$1,220.8	$1,108.3
Cash, securities and other assets segregated under federal and other regulations	$2,750.4	$2,426.3
Securities purchased under agreements to resell	$4,904.8	$2,979.5
Securities borrowed	$1,155.7	$1,129.1
Deposits with and receivables from broker-dealers, clearing organizations and counterparties, net	$7,570.2	$7,443.8
Receivables from clients, net and notes receivable, net	$871.4	$688.3
Financial instruments owned, at fair value	$6,155.4	$5,044.8
Physical commodities inventory, net	$587.4	$537.3
Property and equipment, net	$142.2	$123.5
Operating right of use assets	$157.4	$122.1
Goodwill and intangible assets, net	$77.1	$82.4
Other	$338.0	$253.3

Summary liability and stockholders’ equity information:
Accounts payable and other accrued liabilities	$577.6	$579.3
Operating lease liabilities	$193.7	$149.3
Payables to clients	$10,586.2	$9,976.0
Payables to broker-dealers, clearing organizations and counterparties	$429.2	$442.4
Payables to lenders under loans	$227.8	$341.0
Senior secured borrowings, net	$542.8	$342.1
Securities sold under agreements to repurchase	$7,071.9	$4,526.6
Securities loaned	$1,124.0	$1,117.3
Financial instruments sold, not yet purchased, at fair value	$3,569.8	$3,085.6
Stockholders’ equity	$1,607.8	$1,379.1

Common stock outstanding - shares	31,742,085	31,194,867
Net asset value per share	$50.65	$44.21

Conference Call & Web Cast
A conference call to discuss the Company’s financial results will be held tomorrow, Wednesday, August 7, 2024 at 9:00 a.m. Eastern time. The call may also include discussion of Company developments, and forward-looking and other material information about business and financial matters. A live webcast of the conference call as well as additional information to review during the call will be made available in PDF form on-line on the Company’s corporate web site at https://www.stonex.com. Participants can also access the call via https://register.vevent.com/register/BIce6b5feda8224f3ea96e50c8506f8ddb approximately ten minutes prior to the start time. Participants may preregister for the conference call here.
For those who cannot access the live broadcast, a replay of the call will be available at https://www.stonex.com.
About StoneX Group Inc.
StoneX Group Inc., through its subsidiaries, operates a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise. The Company strives to be the one trusted partner to its clients, providing its network, product and services to allow them to pursue trading opportunities, manage their market risks, make investments and improve their business performance. A Fortune-500 company headquartered in New York City and listed on the Nasdaq Global Select Market (NASDAQ:SNEX), StoneX Group Inc. and its more than 4,400 employees serve more than 54,000 commercial, institutional, and payments clients, and more than 400,000 retail accounts, from more than 40 offices spread across five continents. Further information on the Company is available at www.stonex.com.
Forward Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to StoneX Group Inc., are intended to identify forward-looking statements.
These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by StoneX Group Inc. with the SEC, including those risks set forth under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and, to the extent applicable, subsequent Quarterly Reports on Form 10-Q and other filings made time to time with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.
These forward-looking statements speak only as of the date of this press release. StoneX Group Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
StoneX Group Inc.
Investor inquiries:
Kevin Murphy
(212) 403 - 7296
kevin.murphy@stonex.com
SNEX-G

Appendix A
The Company acquired CDI effective October 31, 2022, which resulted in the nine months ended June 30, 2023 including a non-taxable gain of $23.5 million. The results of the three and nine months ended June 30, 2024 and 2023 include amortization expense related to identified intangible assets, related to the acquisition. The Company acquired Gain Capital Holdings, Inc. effective August 1, 2020. The results of the three and nine months ended June 30, 2024 and 2023 include amortization expense related to identified intangible assets, related to the acquisition.
The “adjusted” non-GAAP amounts reflect each item after removing the impact of the gain on acquisition and related amortization expense for the three and nine months ended June 30, 2024 and 2023, respectively. Management believes that presenting our results excluding the gain on acquisition and the amortization expense related to the intangible assets identified and recorded as part of these acquisitions is meaningful, as it increases the comparability of period-to-period results.

	Three Months Ended June 30,		Nine Months Ended June 30,
(in millions)	2024	2023	2024	2023
Reconciliation of income before tax to adjusted non-GAAP amounts:
Income before tax, as reported (GAAP)	$88.0	$94.5	$256.0	$247.6
Gain on acquisition:
Attributable to tangible assets acquired	—	—	—	(14.6)
Attributable to intangible assets acquired	—	—	—	(8.9)
Total gain on acquisition	—	—	—	(23.5)
Acquisition related expense:
Amortization of intangible assets acquired	1.3	3.1	3.8	9.1
Adjusted income before tax, (non-GAAP)	$89.3	$97.6	$259.8	$233.2

Reconciliation of income tax expense to adjusted non-GAAP amounts:
Income tax expense, as reported (GAAP)	$26.1	$25.0	$71.9	$59.8
Tax effect of the gain on acquisition	—	—	—	—
Tax effect of acquisition related expense	0.4	0.8	1.1	2.5
Adjusted income tax expense, (non-GAAP)	$26.5	$25.8	$73.0	$62.3

Reconciliation of net income to adjusted non-GAAP amounts:
Net income, as reported (GAAP)	$61.9	$69.5	$184.1	$187.8
Total gain on acquisition, net of tax	—	—	—	(23.5)
Acquisition related expense, net of tax	0.9	2.3	2.7	6.6
Adjusted net income (non-GAAP)	$62.8	$71.8	$186.8	$170.9

	Quarter Ended September 30,		Nine Months Ended June 30,
(in millions)	2024	2023	2024	2023
Calculation of average stockholders’ equity:
Total stockholders’ equity - beginning of period, as reported (GAAP)	$1,542.6	$1,247.3	$1,379.1	$1,070.1
Total stockholders’ equity - end of period, as reported (GAAP)	1,607.7	1,329.9	1,607.7	1,329.9
Average stockholders’ equity	$1,575.2	$1,288.6	$1,493.4	$1,200.0

Calculation of return on equity:
Net income, as reported (GAAP)	$61.9	$69.5	$184.1	$187.8
Average stockholders’ equity	$1,575.2	$1,288.6	$1,493.4	$1,200.0
Return on equity	15.7%	21.6%	16.4%	20.9%

Calculation of adjusted return on equity (non-GAAP)
Adjusted net income (non-GAAP)	$62.8	$71.8	$186.8	$170.9
Average stockholders’ equity	$1,575.2	$1,288.6	$1,493.4	$1,200.0
Adjusted return on equity (non-GAAP)	15.9%	22.3%	16.7%	19.0%